SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

AMERICAN ELECTRIC TECHNOLOGIES, INC.

Name of the Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

4775 M.L. King Jr. Pkwy Beaumont, TX 77704-1792 (409) 838-0441	1250 Wood Branch Park Drive Suite 600 Houston, TX 77079

Dear Stockholders,

It was brought to our attention that the Stockholder Meeting Notice recently mailed out on April 1st, 2016 referenced two proposals for stockholder vote at the Annual Meeting. The actual number of proposals for stockholder vote at the Annual Meeting is four, all of which are set forth in the Proxy Statement for the Annual Meeting, which is available for viewing at www.investorvote.com/AETI.

Enclosed is the revised Stockholder Meeting Notice. If you have already voted, please consider voting again so that all four proposals receive the benefit of your vote. If you have previously voted, your second vote will be counted on all proposals so please vote on all four proposals.

We apologize for any inconvenience and thank you for your vote.

Sincerely,

Bill Brod

Chief Financial Officer

02CQBA

Vote by Internet • Go to www.investorvote.com/AETI • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

American Electric Technologies, Inc. Stockholder Meeting to be Held on May 11, 2016

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1:	Go to www.investorvote.com/AETI.
Step 2:	Click on the icon on the right to view current meeting materials.
Step 3:	Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4:	Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 28, 2016 to facilitate timely delivery.

American Electric Technologies, Inc.’s Annual Meeting of Stockholders will be held on May 11, 2016 at American Electric Technologies, Inc., 1250 Wood Branch Park Drive, Suite 600, Houston, TX 77079, at 1:00 p.m. Central Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3:

1.	Election of Directors.

2.	To ratify the selection of the independent registered public accounting firm for 2016.

3.	Advisory resolution to approve executive compensation.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

4.	Frequency of advisory vote to approve executive compensation.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.
If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

g	Internet – Go to www.investorvote.com/AETI. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

g	Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

g	Email – Send email to investorvote@computershare.com with “Proxy Materials American Electric Technologies, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 28, 2016.

02B8PB

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+
	01 - Charles M. Dauber	☐	☐	02 - Neal M. Dikeman	☐	☐	03 - Peter Menikoff	☐	☐
	04 - J. Hoke Peacock II	☐	☐	05 - Edward L. Kuntz	☐	☐

			For	Against	Abstain			For	Against	Abstain

2.	To ratify the selection of the independent registered public accounting firm for 2016.		☐	☐	☐	3.	Advisory resolution to approve executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

		1 Year	2 Years	3 Years	Abstain

4.	Frequency of advisory vote to approve executive compensation.	☐	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

PROXY — AMERICAN ELECTRIC TECHNOLOGIES, INC.

Proxy for Annual Meeting of Stockholders To Be Held on May 11, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Charles M. Dauber and William B Brod, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Common Stock of AMERICAN ELECTRIC TECHNOLOGIES, INC. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on May 11, 2016 at American Electric Technologies, Inc., 1250 Wood Branch Park Drive, Suite 600, Houston, TX 77079 at 1:00 p.m., central time, and at any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES AND “FOR” PROPOSALS NOS. 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY BY MAIL

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 11, 2016.

Vote by Internet • Go to www.investorvote.com/AETI • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website
Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	• Follow the instructions provided by the recorded message

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1.	Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+
	01 - Charles M. Dauber	☐	☐	02 - Neal M. Dikeman	☐	☐	03 - Peter Menikoff	☐	☐
	04 - J. Hoke Peacock II	☐	☐	05 - Edward L. Kuntz	☐	☐

			For	Against	Abstain			For	Against	Abstain

2.	To ratify the selection of the independent registered public accounting firm for 2016.		☐	☐	☐	3.	Advisory resolution to approve executive compensation.	☐	☐	☐

The Board of Directors recommends you vote 3 YEARS on the following proposal:

		1 Year	2 Years	3 Years	Abstain

4.	Frequency of advisory vote to approve executive compensation.	☐	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

PROXY — AMERICAN ELECTRIC TECHNOLOGIES, INC.

Proxy for Annual Meeting of Stockholders To Be Held on May 11, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Charles M. Dauber and William B Brod, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Common Stock of AMERICAN ELECTRIC TECHNOLOGIES, INC. (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on May 11, 2016 at American Electric Technologies, Inc., 1250 Wood Branch Park Drive, Suite 600, Houston, TX 77079 at 1:00 p.m., central time, and at any adjournment thereof.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL DIRECTOR NOMINEES AND “FOR” PROPOSALS NOS. 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY BY MAIL